UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2021

The Carlyle Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Pennsylvania Avenue, NW
Washington,	DC	20004-2505
(Address of Principal Executive Offices)		(Zip Code)
(202) 729-5626
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CG	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 1, 2021, The Carlyle Group Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As further discussed below, at the Annual Meeting, the shareholders of the Company approved The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan (the “Equity Incentive Plan”), which had been previously approved by the Company’s Board of Directors, subject to shareholder approval.
A description of the Equity Incentive Plan is set forth in the section entitled "Item 3. Approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan" starting on page 49 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 14, 2021 (the “Proxy Statement”), which is incorporated herein by reference. The description is qualified in its entirety by reference to the Equity Incentive Plan, a copy of which is attached as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on June 1, 2021. The Company’s shareholders considered five proposals, each of which is described in more detail in the Proxy Statement. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:
Item 1. Election to our Board of Directors of the following four Class 1 director nominees for a three-year term:

	FOR	WITHHELD	BROKER NON-VOTES
Daniel A. D'Aniello	254,213,310	47,047,815	27,553,886
Peter J. Clare	278,630,095	22,631,030	27,553,886
Dr. Thomas S. Robertson	300,175,789	1,085,336	27,553,886
William J. Shaw	300,020,303	1,240,822	27,553,886
Item 2. Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2021

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
325,218,993	3,498,718	97,300	—
Item 3. Approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
290,972,874	10,093,517	194,734	27,553,886
Item 4. Non-Binding Vote to Approve Named Executive Officer Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
273,158,564	25,881,521	2,221,040	27,553,886
Proposal 5. Non-Binding Vote on Frequency of Shareholder Votes to Approve Named Executive Officer Compensation

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
300,933,820	75,350	129,250	122,705	27,553,886
The Board of Directors has considered these voting results and determined, consistent with the Board of Directors’ recommendation, that an advisory vote on named executive officer compensation will be submitted to shareholders on an annual basis until the next vote on frequency of shareholder votes on the compensation of the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1+	The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Management contract or compensatory plan or arrangement in which directors and/or executive officers are eligible to participate.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Carlyle Group Inc.

Date: June 1, 2021	By:	/s/ Curtis L. Buser
	Name:	Curtis L. Buser
	Title:	Chief Financial Officer